SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 4, 2004 (May 4, 2004)

Buckeye Partners, L.P.

(Exact Name of Registrant Specified in Charter)

Delaware	1-9356	23-2432497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5002 Buckeye Rd.
P.O. Box 368
Emmaus, PA	18049
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 232-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 1. Changes in Control of Registrant
Item 5. Other Events and Required FD Disclosure
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURES
EXHIBIT INDEX
PRESS RELEASE DATED MAY 4, 2004
NOTE AGREEMENT DATED AS OF MAY 4, 2004
GUARANTY AGREEMENT DATED AS OF MAY 4, 2004
SECOND AMENDED AND RESTATED SERVICES AGREEMENT
THIRD AMENDED AND RESTATED INCENTIVE COMPENSTATION
SECOND AMENDED AND RESTATED EXCHANGE AGREEMENT
INTERCREDITOR AGREEMENT DATED AS OF MAY 4, 2004
AMENDMENT NO.5 TO THAT CERTAIN CREDIT AGREEMENT
FIRST AMENDMENT AND LIMITED WAIVER AND CONSENT

Item 1. Changes in Control of Registrant.

On March 5, 2004, the stockholders of Glenmoor, Ltd., a Delaware corporation (“Glenmoor”), and Glenmoor entered into a Stock Purchase Agreement (as may be amended from time to time, the “Stock Purchase Agreement”) with BPL Acquisition L.P. (the “Buyer”), pursuant to which the Buyer agreed to acquire from such stockholders all of the outstanding equity interests in Glenmoor. Buckeye Partners, L.P. (“we,” “us, “ “our” or the “Partnership”) was not a party to the Stock Purchase Agreement. Glenmoor is the sole owner of all of the equity interests in Buckeye Management Company LLC (“BMC”), which is in turn the sole owner of all of the equity interests in Buckeye Pipe Line Company LLC, our sole general partner (our “General Partner”). Glenmoor also owns 80,000 of our LP Units representing limited partnership interests. Our General Partner owns approximately a 1% general partner interest in us and approximately a 1% percent general partner interest in each of our operating partnership subsidiaries (the “Operating Partnerships”). Our General Partner also has certain rights to incentive compensation under the Incentive Compensation Agreement between us and our General Partner. The Buyer is a Delaware limited partnership recently formed by Carlyle/Riverstone Global Energy and Power Fund II, L.P.

On May 4, 2004, the parties to the Stock Purchase Agreement consummated the transactions contemplated by the Stock Purchase Agreement (the “Transaction”). Thus, the Buyer is sole owner of all of the equity interests in Glenmoor and, indirectly, in BMC and our General Partner. Glenmoor, BMC and our General Partner were all converted from Delaware corporations to Delaware limited liability companies prior to closing of the Transaction. Also on May 4, 2004, we issued a press release announcing the consummation of the Transaction. The press release is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference.

The Buyer paid to the selling stockholders of Glenmoor an aggregate of approximately $235 million in cash, subject to a working capital adjustment, and an additional payment representing a prorated portion of the amount received by our General Partner in respect of its general partner interest in us and the Operating Partnerships and the incentive compensation agreement between us and our General Partner for the period from the respective dates of the last such payments through the closing date of the Transaction.

The Buyer financed the purchase price through a combination of (a) equity capital from the Carlyle/Riverstone Global Energy and Power Fund II, L.P. and certain members of existing management and (b) the proceeds from a $100.0 million secured credit and guarantee agreement (the “Credit Agreement”), entered into at the closing of the Transaction by and among the Buyer, as borrower, Glenmoor, BMC and our General Partner, as guarantors, the several lender parties thereto and Goldman Sachs Credit Partners L.P., as arranger, syndication agent and administrative agent. We were not a party to the Credit Agreement. The Credit Agreement is secured by pledges of substantially all of the assets of the Buyer, Glenmoor, BMC and our General Partner, including our General Partner’s general partner interests in the Operating Partnerships and in us. If the Buyer and the guarantors (including our General Partner ) default on their obligations under the Credit Agreement the lenders could exercise their rights under these pledges which could result in a future change of control of us.

In connection with the Transaction, Alfred W. Martinelli, David J. Martinelli and Ernest R. Varalli, each of whom was a selling stockholder of Glenmoor, resigned as a member of the board of directors and as an officer of each of Glenmoor, BMC and our General Partner. These vacancies on our board were filled at the closing of the Transaction through the appointment by BMC to our board of Michael B. Hoffman, David M. Leuschen and Andrew W. Ward, each of whom is affiliated with the Carlyle/Riverstone Global Energy and Power Fund II, L.P. The six remaining members of the board of directors, including William H. Shea, Jr., President and Chief Executive Officer, and all of our independent directors (Messrs. Billings, Kosnik, O’Herron, Sowinski and LaSala), continue to serve on the board of directors of our General Partner. We expect that a new Chairman of the Board and Chairman of the Finance Committee will be announced after a board meeting expected to be held later in May 2004. Most of the officers of our General Partner and its affiliates are expected to continue in the same capacities following the Transaction, except as referred to above and except that Steven C. Ramsey, Vice President – Finance and Chief Financial Officer, has indicated that after a mutually acceptable transition period, he intends to pursue other interests.

Item 5. Other Events and Required FD Disclosure.

Also on May 4, 2004, the Employee Stock Ownership Plan Trust (the “ESOP Trust”) of Buckeye Pipe Line Services Company (“Services”) completed the refinancing of the outstanding principal amount of its current credit facility by issuing to The Prudential Insurance Company of America, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey $44,133,600 aggregate principal amount of 3.60% Senior Secured Notes due March 28, 2011 in order to replace the ESOP Trust’s currently outstanding 7.24% Senior Secured Notes due March 28, 2011.

In connection with this refinancing, Glenmoor, BMC, our General Partner, the ESOP Trust and Services entered into various agreements and amended certain existing agreements. In some cases, these agreements and amendments contain provisions relating to the Transaction. Copies of certain of these new and amended agreements, as well as copies of amendments to our credit facilities with SunTrust Bank, are filed as exhibits to this Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements.

None

(b)	Pro Forma Financial Information

None

(c)	Exhibits

Exhibit 99.1*	Press Release of Buckeye Partners L.P., dated May 4, 2004.

Exhibit 99.2	Note Agreement, dated as of May 4, 2004, by and among The Employee Stock Ownership Plan Trust of Buckeye Pipe Line Services Company, The Prudential Insurance Company of America, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey.

Exhibit 99.3	Guaranty Agreement, dated as of May 4, 2004, by Buckeye Pipe Line Services Company, in favor of The Prudential Insurance Company of America, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey.

Exhibit 99.4	Second Amended and Restated Services Agreement, dated as of May 4,

2004, among Buckeye Management Company LLC, Buckeye Pipe Line Company LLC and Buckeye Pipe Line Services Company.

Exhibit 99.5	Third Amended and Restated Incentive Compensation Agreement, dated as of May 4, 2004, by and between Buckeye Pipe Line Company LLC and Buckeye Partners, L.P.

Exhibit 99.6	Second Amended and Restated Exchange Agreement, dated as of May 4, 2004 among Glenmoor LLC, Buckeye Management Company LLC, Buckeye Pipe Line Company LLC, Buckeye Partners, L.P., and Buckeye Pipe Line Holdings, L.P., Buckeye Pipe Line Company, L.P., Buckeye Pipe Line Company of Michigan, L.P., Laurel Pipe Line Company, L.P. and Everglades Pipe Line Company, L.P.

Exhibit 99.7	Intercreditor Agreement, dated as of May 4, 2004, among Glenmoor LLC, Buckeye Management Company LLC, Buckeye Pipe Line Company LLC, Buckeye Pipe Line Services Company, The Prudential Insurance Company of America, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, Goldman Sachs Credit Partners L.P., in its capacity as administrative agent for the lenders under the Credit and Guaranty Agreement dated as of May 4, 2004 by and among Goldman Sachs Credit Partners L.P. in such capacity, such lenders and Glenmoor LLC, Buckeye Management Company LLC and Buckeye Pipe Line Company LLC.

Exhibit 99.8	Amendment No. 5, dated as of May 4, 2004, to that certain Credit Agreement, dated as of September 5, 2001 Buckeye Partners, L.P., SunTrust Bank, as administrative agent, and certain lenders party thereto.

Exhibit 99.9	First Amendment and Limited Waiver and Consent, dated as of May 4, 2004, by and among Buckeye Partners, L.P., SunTrust Bank, as administrative agent, and the undersigned financial institutions, entered into pursuant to Section 12.04 of that certain Credit Agreement, dated as of September 3, 2003, by and among Buckeye Partners, L.P., SunTrust Bank, as administrative agent, and the lenders from time to time party thereto.

*	Furnished pursuant to Item 9 of this Form 8-K.

Item 9. Regulation FD Disclosure

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 9 of this Form 8-K, including the exhibits referred to below, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

The registrant furnished as Exhibit 99.1 to this Form 8-K a press release dated May 4, 2004 announcing the consummation of the sale by the stockholders of Glenmoor LLC of their interest in Glenmoor LLC, the indirect owner of our General Partner.

Exhibits 99.1 shall be deemed a part of this Item 9 for all purposes.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE PARTNERS, L.P.

By:	Buckeye Pipe Line Company LLC, its General Partner

	By:	STEPHEN C. MUTHER

Stephen C. Muther
Senior Vice President, Administration,
General Counsel and Secretary

Dated: May 4, 2004

EXHIBIT INDEX

Exhibit 99.1*	Press Release of Buckeye Partners L.P., dated May 4, 2004.

Exhibit 99.2	Note Agreement, dated as of May 4, 2004, by and among The Employee Stock Ownership Plan Trust of Buckeye Pipe Line Services Company, The Prudential Insurance Company of America, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey.

Exhibit 99.3	Guaranty Agreement, dated as of May 4, 2004, by Buckeye Pipe Line Services Company, in favor of The Prudential Insurance Company of America, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey.

Exhibit 99.4	Second Amended and Restated Services Agreement, dated as of May 4, 2004, among Buckeye Management Company LLC, Buckeye Pipe Line Company LLC and Buckeye Pipe Line Services Company.

Exhibit 99.5	Third Amended and Restated Incentive Compensation Agreement, dated as of May 4, 2004, by and between Buckeye Pipe Line Company LLC and Buckeye Partners, L.P.

Exhibit 99.6	Second Amended and Restated Exchange Agreement, dated as of May 4, 2004 among Glenmoor LLC, Buckeye Management Company LLC, Buckeye Pipe Line Company LLC, Buckeye Partners, L.P., and Buckeye Pipe Line Holdings, L.P., Buckeye Pipe Line Company, L.P., Buckeye Pipe Line Company of Michigan, L.P., Laurel Pipe Line Company, L.P. and Everglades Pipe Line Company, L.P.

Exhibit 99.7	Intercreditor Agreement, dated as of May 4, 2004, among Glenmoor LLC, Buckeye Management Company LLC, Buckeye Pipe Line Company LLC, Buckeye Pipe Line Services Company, The Prudential Insurance Company of America, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, Goldman Sachs Credit Partners L.P., in its capacity as administrative agent for the lenders under the Credit and Guaranty Agreement dated as of May 4, 2004 by and among Goldman Sachs Credit Partners L.P. in such capacity, such lenders and Glenmoor LLC, Buckeye Management Company LLC and Buckeye Pipe Line Company LLC.

Exhibit 99.8	Amendment No. 5, dated as of May 4, 2004, to that certain Credit Agreement, dated as of September 5, 2001 Buckeye Partners, L.P., SunTrust Bank, as administrative agent, and certain lenders party thereto.

Exhibit 99.9	First Amendment and Limited Waiver and Consent, dated as of May 4, 2004, by and among Buckeye Partners, L.P., SunTrust Bank, as administrative agent, and the undersigned financial institutions, entered into pursuant to Section 12.04 of that certain Credit Agreement, dated as of September 3, 2003, by and among Buckeye Partners, L.P., SunTrust Bank, as administrative agent, and the lenders from time to time party thereto.

*	Furnished pursuant to Item 9 of this Form 8-K.